497(e)
                                                                       333-05593

The Equitable Life Assurance Society of the United States
SUPPLEMENT DATED AUGUST 8, 2003 TO THE MAY 1, 2003 PROSPECTUS FOR:
Equitable Accumulator(R)
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This supplement modifies certain information in the above-referenced
Prospectus, Supplement to Prospectus and Statement of Additional Information dated May 1, 2003, as previously supplemented to date (together the "Prospectus"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus. You should keep this supplement with your prospectus and any previous prospectus supplements. We will send you another copy of any prospectus or supplement, without charge, upon request.


     CHANGE IN ANNUITANT'S MAXIMUM ISSUE AGE

     The annuitant's maximum issue age is changed from age 90 to age 85 for NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA and Rollover TSA contracts. This means that contracts may not be sold where an annuitant is age 86 or older at issue. Therefore, all disclosure in the prospectus is hereby modified to reflect the change in the annuitant's maximum issue age.

























           The Equitable Life Assurance Society of the United States
                          1290 Avenue of the Americas
                              New York, NY 10104
                                (212) 554-1234


  Copyright 2003. The Equitable Life Assurance Society of the United States.
                             All Rights reserved.
Accumulator(R) is a registered servicemark of The Equitable Life Assurance
                         Society of the United States.





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